Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                 Document Number
                                                                  20080299967-72
                                                           Filing Date and Time:
                                                              04/30/2008 2:17 PM
                                                                        Entity #
                                                                   E0279162008-5

                                                          Filed in the office of
                                                                 /s/ Ross Miller
                                                                     Ross Miller
                                                              Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:            PaperWorks Inc.

2. Resident Agent Name &
   Street Address:                 Incorp Services, Inc.
                                   375 N. Stephanie Street, Suite 1411
                                   Henderson, NEVADA 89014

3. Shares:                         Number of Shares with par value: 75,000,000
                                   Par value:  .001

4. Name & Address of Board
   Of Directors/Trustees:          Rhoda Rizkalla
                                   375 N. Stephanie Street, Suite 1411
                                   Henderson, NV 89014

5. Purpose:                        The purpose of this Corporation shall be:
                                   Any Legal Purpose

6. Name, Address & Signature
   Of Incorporator:                Doug Ansell on behalf of InCorp Services Inc.
                                   /s/ Doug Ansell
                                   375 N. Stephanie Street, Suite 1411
                                   Henderson, NV 89014-8909
7. Certificate of Acceptance
   Of Appointment of Resident
   Agent:                          I hereby accept appointment as Resident Agent
                                   for the above named corporation.


                                   /s/ Doug Ansell                April 30, 2008
                                   Authorized Signature of R.A.        Date